UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2021

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement with FNL Technologies, Inc.

On April 20, 2021, Ideanomics, Inc. (“Ideanomics”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with FNL Technologies, Inc., the owner and operator of the social media platform Hoo.be (“FNL”), pursuant to which Ideanomics made an investment into FNL which included the investment of $2,876, 431 cash into FNL and the sale of 100% of Grapevine Logic, Inc., a subsidiary of Ideanomics, to FNL. Ideanomics received 633,675 shares of common stock of FNL at a subscription price of $8.09 per share of common stock, and Ideanomics also converted a $250,000 Simple Agreement for Future Equity into 39,903 shares of common stock. Ideanomics will have approximately 20% ownership of FNL. FNL will appoint Alfred Poor, Ideanomics’ Chief Executive Officer, to be a member of its board of directors.

FNL Technologies owns and operates social media platform hoo.be, a popular online platform which enables online influencers, artists, athletes, personalities, and businesses to provide followers with a single place to access all official social media platforms. Hoo.be is used by leading online influencers, artists, athletes, and more, including 50 Cent, Chris Paul, Manon Mathews, and Steve Aoki.

Ideanomics issued a Press Release on April 21, 2021 announcing the Purchase Agreement, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-k and is incorporated by reference herein.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement between the Company and FNL Technologies, Inc., dated April 20, 2021
99.1	Press Release dated April 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: April 26, 2021	By:	/s/ Alfred Poor
	Name:	Alfred Poor
	Title:	Chief Executive Officer